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                                                                    EXHIBIT 10.1

     Acopy of the Declarations for DIRECTORS AND OFFICERS LIABILITY POLICY

                             Number NDA 1363224-98

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Issued by Reliance Insurance Company of Philadelphia, Pennsylvania showing:

          ITEM      A Name of Insured and Address:
                    ACCEL INTERNATIONAL CORPORATION
                    475 Metro Place North, Suite 150
                    Dublin, OH 43017

          ITEM B    Policy Period:
                    From 12:01 a.m. on November 27, 1998
                    To 12:01 a.m. on November 27, 1999

          ITEM C    Limit of Liability:
                    $5,000,000 aggregate each policy year,
                    including claims expense

          ITEM D    Retention:
                    $-0- each Director or Officer, each loss, including claim expense, but in no event exceeding
                    $-0-      in the aggregate each loss,
                              including claim expense,
                              as respects Directors and Officers;
                    $250,000 in the aggregate each loss, including claim expense, as respects Company Reimbursement.

          ITEM E    One Year Premium:
                    $70,000

          ITEM F    Discovery Period Premium:
                    $52,500

          ITEM G This policy does not provide coverage for the following officer positions: N/A

          ITEM      H Form numbers of endorsements attached at issuance:
                    R082, R083, R084, R088, R114, R155, R158, R126, R130,
                    R127, R146, D073.A, FI00.A, FI00.B, R035, R285


/s/ John A. Rafferty                           1/13/99
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(Authorized Representative)                    Date